Segment Reporting	12 Months Ended
Dec. 31, 2014
Segment Reporting [Abstract]
Segment Reporting
26.	SEGMENT REPORTING

For the years ended December 31, 2012 and 2013, the Group had two operating segments, including network and hospital. After the disposal of CAH and WHT on December 18, 2014, which is presented as discontinued operations in the financial statements for the year ended December 31, 2014, the Group is only engaged in network business.

Information reported to the Group’s chief operating decision maker (“CODM”) for the purpose of resources allocation and performance assessment, focuses on the operating results of network business which is the sole operating segment of the Group. Accordingly, no operating segment information is presented.

As substantially all of the Group’s long-lived assets (mainly including property, plant and equipment) and revenues are in and derived from the PRC, no geographical segments are presented.